UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

CORVUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

863 Mitten Road, Suite 102 Burlingame, CA	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 900-4520

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	CRVS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on March 28, 2023 Corvus Pharmaceuticals, Inc. (the “Company”) entered into a Sales Agreement (the “2023 Sales Agreement”) with Jefferies LLC (“Jefferies”) with respect to an at-the-market offering program under which the Company could offer and sell, from time to time at the Company’s sole discretion, shares of its common stock, par value $0.0001 per share (an “At-the-Market Offering Program”), having an aggregate offering price of up to $90.0 million, through Jefferies as its sales agent.

On May 1, 2024, the Company and Jefferies entered into an amendment (the “Amendment”) to the Sales Agreement pursuant to which the aggregate offering price was reduced to $8.2 million. The Company has sold approximately $8.1 million of shares under the At-the-Market Offering Program to date resulting in approximately $100,000 of remaining availability.

A copy of the Amendment is attached as Exhibit 1.1 to this Current Report. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1. The information contained in this Form 8-K (including the exhibits hereto) is hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-270921).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any offer, solicitation, or sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Amendment No. 1 to Sales Agreement, dated as of May 1, 2024, between Corvus Pharmaceutical, Inc. and Jefferies LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: May 1, 2024	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer